UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607
(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
2.375% Notes due 2021	MDLZ21	The Nasdaq Stock Market LLC
1.000% Notes due 2022	MDLZ22	The Nasdaq Stock Market LLC
1.625% Notes due 2023	MDLZ23	The Nasdaq Stock Market LLC
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 13, 2020, we held our annual meeting of shareholders. A total of 1,228,154,857 shares of our Class A Common Stock, or 85.90% of our outstanding shares of Class A Common Stock, were represented at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected 12 directors to each serve a one-year term until our 2021 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

	For	Against	Abstain	Broker Non-Votes
a. Lewis W.K. Booth	1,076,371,266	6,031,815	1,905,287	143,846,489
b. Charles E. Bunch	1,062,621,481	19,752,731	1,934,156	143,846,489
c. Debra A. Crew	1,080,159,917	2,459,813	1,688,638	143,846,489
d. Lois D. Juliber	1,027,627,721	41,826,998	14,853,649	143,846,489
e. Peter W. May	1,069,941,493	12,543,555	1,823,320	143,846,489
f. Jorge S. Mesquita	1,069,303,292	13,215,637	1,789,439	143,846,489
g. Fredric G. Reynolds	1,038,285,352	43,575,982	2,447,034	143,846,489
h. Christiana S. Shi	1,075,461,024	7,067,754	1,779,590	143,846,489
i. Patrick T. Siewert	1,062,843,481	19,603,958	1,860,929	143,846,489
j. Michael A. Todman	1,076,349,240	5,935,545	2,023,583	143,846,489
k. Jean-François M. L. van Boxmeer	1,007,566,551	74,871,600	1,870,217	143,846,489
l. Dirk Van de Put	1,025,013,728	53,523,272	5,771,368	143,846,489

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
971,882,540	79,371,246	33,054,582	143,846,489

3.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2020, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
1,207,566,816	17,834,978	2,753,063	-0-

4.	Our shareholders did not approve a shareholder proposal to consider employee pay in setting chief executive officer pay, based on the following voting results.

For	Against	Abstain	Broker Non-Votes
107,176,490	964,183,548	12,948,330	143,846,489

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President & Chief Counsel, Chief Compliance Officer and Corporate Secretary

Date: May 15, 2020